UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2023

VEMANTI GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	46-5317552
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

7545 Irvine Center Dr., Ste 200, Irvine, CA	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 559-7200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Dismissal of independent registered public accounting firm

On December 22, 2023, Vemanti Group, Inc. (the “Company”) dismissed Ramirez Jimenez International CPAs (“RJI”) as the Company’s independent registered public accounting firm, effective immediately.

The reports of RJI on the Company’s consolidated financial statements as of and for the years ended December 31, 2022 and December 31, 2021 contained no adverse opinion or disclaimer of opinion nor were any such reports qualified or modified as to uncertainty, audit scope or accounting principle.

During the recent fiscal years ending December 31, 2022 and December 31, 2021 and through the date of this Current Report, there have been no (i) disagreements with RJI on any matter or accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which connects with its reports; or (ii) “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided RJI with a copy of the above disclosures and requested that RJI furnish the Company with a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether or not it agrees with the above statement. A copy of RJI’s letter, dated December 29, 2023 is filed as exhibit 16.1 to this Current Report of Form 8-K.

(b) New independent registered public accounting firm

On December 22, 2023, the Company engaged M&K CPAS LLC (“M&K”), as the Company’s new independent registered public accounting firm.

During the recent fiscal years ending December 31, 2022 and December 31, 2021, and through the date of this Current Report on Form 8-K, the Company has not consulted M&K regarding (i) application of accounting principles to any specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv)) or a reportable event (as defined in Item 304(a)(1)(v))

Item 9.01. Financial Statements and Exhibits.

Financial Statements and Exhibits

(d) Exhibit No.	Description

16.1	Letter of Ramirez Jimenez International CPAs to the Securities and Exchange Commission dated December 29, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Vemanti Group, Inc.

Date: December 29, 2023	By:	/s/ Tan Tran
Tan Tran Chief Executive Officer

3